                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2005

                              Enclaves Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-29689                                      20-1951556
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 (Commission File Number)                  (IRS Employer Identification Number)

        2550 East Trinity Mills Road, Suite 122, Carrollton, Texas 75006
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                    (Address of Principal Executive Offices)

                                 (972) 416-9304
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              (Registrant's Telephone Number, Including Area Code)

                              Alliance Towers, Inc.
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         (Former Name or Former Address , if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
/ /  Pre-commencement  communications  pursuant  to  Rule  13-e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 20, 2005,  Enclaves  Group,  Inc. (the  "COMPANY")  entered into an
Agreement  (the  "AGREEMENT")  with  Clearvision,  Inc.  ("CVI"),  a  California corporation  dba  businessnewswire.com,  by  which  CVI will  provide  strategic planning,  public relations and marketing consulting services to the Company. In exchange for $350,000.00 worth of the Company's freely trading common stock (the
"SHARES"),  CVI  will  provide,  amongst  other  products  and  services,  media productions for television,  radio, corporate video, internet and newspaper,  as
well  as  guaranteed   nationwide   distribution   and  airing  of  those  media
productions.  The  Agreement  will become  effective  upon  notification  by the
Company to CVI that an SB-2 Registration Statement registering the resale of the
Shares has been declared effective by the Securities and Exchange Commission. In addition, CVI is entitled to receive from the Company a bonus of $30,000 in cash or  equivalent  in stock,  within one month of the  Company  receiving  proof of airing, if CVI delivers over 2,000 televised airings.

     A copy of the  Agreement  is filed as Exhibit  10.1 to this  report and the contents of that agreement are incorporated herein by reference.  Moreover,  the foregoing  description  is only a summary of some of the material  provisions of the Agreement,  does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     See Item 1.01-Entry into Material Definitive Agreement, discussing the sale of the Shares to CVI pursuant to the  Agreement,  by and between the Company and
CVI, dated June 20, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Number    Description of Exhibit

------    ----------------------
10.1      Agreement,  dated June 20, 2005, by and between  Enclaves Group,  Inc.
          and Clearvision, Inc.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  Report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      ENCLAVES GROUP, INC.

Date:  June 21, 2005                  By:/s/ Daniel G. Hayes
                                         -----------------------------------
                                         Name: Daniel G. Hayes
                                         Title: Chief Executive Officer